Vanguard International Value Fund
Supplement Dated October 9, 2020, to the Prospectus and Summary Prospectus Dated February 27, 2020
Important Changes to Vanguard International Value Fund
Restructuring of the Investment Advisory Team
The board of trustees of Vanguard Trustees’ Equity Fund, on behalf of Vanguard International Value Fund (the Fund), has approved a restructuring of the Fund’s investment advisory team, adding Sprucegrove Investment Management Ltd. (Sprucegrove) as a new investment advisor and removing Edinburgh Partners Limited (Edinburgh Partners) as an investment advisor to the Fund.
The Fund operates under the terms of an SEC exemption, whereby the Fund’s board of trustees may, without prior approval from shareholders, hire a new third-party investment advisor. Vanguard may also recommend to the board of trustees of the Fund that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.
Effective on October 12, 2020, Sprucegrove will manage the portion of the Fund’s assets currently managed by Edinburgh Partners.
Sprucegrove and the Fund’s other investment advisors—ARGA Investment Management, LP (ARGA) and Lazard Asset Management LLC (Lazard)—each independently select and maintain a portfolio of common stocks for the Fund. The Fund’s board of trustees determines the proportion of the Fund’s assets to be managed by each advisor and may change these proportions at any time.
In connection with the addition of Sprucegrove as an advisor to the Fund, effective on October 12, 2020, Arjun Kumar and Shirley Woo are added as co-portfolio managers for Sprucegrove’s portion of the Fund.
In addition, effective on October 25, 2020, Edinburgh Partners will no longer serve as an investment advisor to the Fund. All references to Edinburgh Partners in the Prospectus and Summary Prospectus will be removed.
The Fund’s investment objective, strategies, and policies will remain unchanged.

Prospectus and Summary Prospectus Text Changes
The following table under the “Fees and Expenses” heading on page 1 in the Fund Summary section is restated as follows:
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.36%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.38%
1 The expense information shown in the table has been restated to reflect estimated amounts.
In the same section, the following table under “Example” is restated as follows:

1 Year	3 Years	5 Years	10 Years
$39	$122	$213	$480

The following is added and all references to Edinburgh Partners Limited (Edinburgh Partners) are removed under the heading “Investment Advisors” in the Fund Summary section:
Sprucegrove Investment Management Ltd. (Sprucegrove)
In the same section, the following is added to the list of Portfolio Managers:
Arjun Kumar, CFA, Portfolio Manager of Sprucegrove. He has co-managed a portion of the Fund since October 2020.
Shirley Woo, CFA, Portfolio Manager of Sprucegrove. She has co-managed a portion of the Fund since October 2020.
Prospectus Text Changes
The following is added and all references to Edinburgh Partners are removed under the heading “Security Selection” in the More on the Fund section:
Sprucegrove employs a disciplined, value-oriented, global investment strategy to select stocks. The foundation of the firm’s investment philosophy is the belief that investors’ short-term focus allows high-quality companies to trade at a discount. A firm that strictly adheres to its disciplined long-term approach can be patient and wait for exploitable valuation opportunities that allow the firm to purchase high-quality businesses at a substantial discount to their long-term value and hold them through market volatility. The investment process was founded on intense proprietary research, with analysts identifying high-quality companies as measured against five criteria: above-average consistent profitability, sustainable competitive advantages, financial strength, opportunity for growth, and capable management.
The following is added and all references to Edinburgh Partners are removed under the heading “Investment Advisors” in the More on the Fund section:
• Sprucegrove Investment Management Ltd., 181 University Ave., Suite 1300, Toronto, Ontario, Canada, MH5 3M7, is an investment management firm founded 1993. As of July 31, 2020, Sprucegrove managed approximately $13 billion in assets.
The following replaces similar text in the same section:
The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI ACWI ex USA Index over the preceding 60-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
In the same section, the following is added to the list of portfolio managers:
Arjun Kumar, CFA, Portfolio Manager of Sprucegrove. He has worked in investment management since 2002, has managed investment portfolios since 2013, has been with Sprucegrove since 2002, and has co-managed a portion of the Fund since October 2020. Education: B.A. (Honors) in Economics and Commerce, University of Toronto; M.B.A., University of Toronto.
Shirley Woo, CFA, Portfolio Manager of Sprucegrove. She has worked in investment management since 1987, has managed investment portfolios since 1993, has been with Sprucegrove since 1993, and has co-managed a portion of the Fund since October 2020. Education: B.A., University of Toronto.

  © 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 046A 102020
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Vanguard Trustees’ Equity Fund

Supplement Dated October 9, 2020, to the Statement of Additional Information Dated February 27, 2020
Important Changes to Vanguard International Value Fund
Restructuring of the Investment Advisory Team
The board of trustees of Vanguard Trustees’ Equity Fund, on behalf of Vanguard International Value Fund (the Fund), has approved a restructuring of the Fund’s investment advisory team, adding Sprucegrove Investment Management Ltd. (Sprucegrove) as a new investment advisor and removing Edinburgh Partners Limited (Edinburgh Partners) as an investment advisor to the Fund.
The Fund operates under the terms of an SEC exemption, whereby the Fund’s board of trustees may, without prior approval from shareholders, hire a new third-party investment advisor. Vanguard may also recommend to the board of trustees of the Fund that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.
Effective on October 12, 2020, Sprucegrove will manage the portion of the Fund’s assets currently managed by Edinburgh Partners.
Sprucegrove and the Fund’s other investment advisors═ARGA Investment Management, LP (ARGA) and Lazard Asset Management LLC (Lazard)═each independently select and maintain a portfolio of common stocks for the Fund. The Fund’s board of trustees determines the proportion of the Fund’s assets to be managed by each advisor and may change these proportions at any time.
In connection with the addition of Sprucegrove as an advisor to the Fund, effective on October 12, 2020, Arjun Kumar and Shirley Woo are added as co-portfolio managers for Sprucegrove’s portion of the Fund.
In addition, effective on October 25, 2020, Edinburgh Partners will no longer serve as an investment advisor to the Fund. All references to Edinburgh Partners in the Statement of Additional Information will be removed.
The Fund’s investment objective, strategies, and policies will remain unchanged.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the following is added to the list of investment advisors on page B-44:
■ Sprucegrove Investment Management Ltd. (Sprucegrove) provides investment advisory services for a portion of Vanguard International Value Fund.
Edinburgh Partners Limited (Edinburgh Partners) provided investment advisory services for a portion of Vanguard International Value Fund from 2008 until October 2020.
Within the same section, the following replaces similar text under “II. Vanguard International Value Fund” on page B-47:
The Fund pays each of its independent third-party investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI ACWI ex USA Index over the preceding 60-month period.

Additionally, within the same section, the following is added as a new sub-section under “II. Vanguard International Value Fund” on page B-47:
C. Sprucegrove Investment Management Ltd. (Sprucegrove)
Sprucegrove is a Canadian investment advisory firm founded in 1993. The firm is 100% employee-owned. Sprucegrove is one of the largest independently owned investment management firms in Canada and manages money primarily for institutional clients.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of July 31, 2020 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Arjun Kumar	Registered investment companies	0	0	0	0
	Other pooled investment vehicles	14	$6.2B	0	0
	Other accounts	11	$6.9B	0	0
Shirley Woo	Registered investment companies	0	0	0	0
	Other pooled investment vehicles	14	$6.2B	0	0
	Other accounts	11	$6.9B	0	0
2. Material Conflicts of Interest
In order to effectively manage conflicts of interest, Sprucegrove has established and maintains a Conflict of Interest Registry applicable to its operations. Included in the Registry is the Fairness of Allocation.
To ensure fairness in the allocation of opportunities among its clients, Sprucegrove uses its best efforts to do the following:
Orders entered for a specific security are batched for all applicable accounts and are entered simultaneously for execution at the same price. Order fills are allocated daily on a pro-rata basis at the average fill price for that day. Partial order fills on a day may be allocated to a selection of those clients if such prorating would be uneconomic, given minimum board lot sizes and client transaction costs. Sprucegrove will attempt to ensure that such partial fills are allocated such that no client or class of clients is given preference.
In the case of a new securities issue, where the allotment received is insufficient to meet the full requirements of all accounts on whose behalf orders have been placed, allocation is made on a pro-rata basis. However, if such prorating would result in an inappropriately small position for a client, the allotment would be re-allocated to another account. Over a period of time, Sprucegrove will make its best efforts to ensure that these prorating and reallocation policies result in fair and equal treatment of all clients.
In addition, Sprucegrove maintains a robust set of Policies and Procedures intended to address conflicts of interest in its normal course of business. These include (but are not limited to): Conflicts of Interest, Cross Trading and In-Specie Transfers, Ethical Walls, Self-Dealing/Personal Trading, and Proxy Voting.
Sprucegrove also maintains a Code of Ethics for adherence by all employees, including the portfolio management team.
3. Description of Compensation
Sprucegrove is wholly owned by its employees. Sprucegrove believes that firm-wide ownership provides the appropriate incentive and commitment while also attracting and retaining its professionals. Sprucegrove’s compensation model includes a market-based salary, an annual incentive bonus based on merit and the opportunity for equity participation (determined by the board, which is based on merit and tenure). Ownership is purchased, not granted, and all shareholders are employees of the firm. Sprucegrove is a performance-based culture with a goal to reward employees who have consistently contributed to its investment objectives of above-average investment performance over the long-term coupled with superior client servicing, in a collaborative team environment.

The salary component for employees is fixed. In terms of the annual incentive bonus, Sprucegrove’s compensation model does not explicitly tie compensation to Fund pre- or post-tax performance. While all members of Sprucegrove’s Investment Team (i.e. Portfolio Managers and Investment Analysts) collectively focus on its investment objective of above-average investment performance over the long-term (i.e., a full market cycle), members are compensated based on the quality of the work produced and decisions made.
All Sprucegrove salaried employees receive the same benefits.
Sprucegrove derives all of its revenue directly from its investment management services. All employees are impacted by the profitability of the business, which is directly related to the performance of its products, thereby aligning Sprucegrove’s employees’ interests with its clients’ interests.
4. Ownership of Securities
As of July 31, 2020, Mr. Kumar and Ms. Woo did not own any shares of Vanguard International Value Fund.
Additionally, within the same section, the following replaces similar text in its entirety beginning on page B-60:
Duration and Termination of Investment Advisory Agreements
The current investment advisory agreements with the unaffiliated advisors (other than with Sprucegrove for Vanguard International Value Fund) are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund on thirty (30) days’ written notice to the advisor (no prior written notice to ARGA), (2) by a vote of a majority of the Fund’s outstanding voting securities in thirty (30) days’ written notice to the advisor (no prior written notice to ARGA), or (3) by the advisor upon ninety (90) days’ written notice to the Fund.
The investment advisory agreement with Sprucegrove for Vanguard International Value Fund, which is effective as of October 12, 2020, is binding for a two-year period. At the end of that two-year period, the agreement will become renewable for successive one-year periods, subject to the above conditions.
In Appendix B, the following is added as a new sub-section on page B-84:
Sprucegrove Proxy Voting Policies and Procedures
Introduction
Sprucegrove Investment Management Ltd. is an investment management firm, in the specialized area of International and Global Equities, which provides investment management services for a variety of institutional investors. As a registered investment advisor, Sprucegrove has a fiduciary duty to adopt policies and procedures reasonably designed to ensure that proxies are voted in the best interests of clients. Sprucegrove’s Proxy Voting and ESG Guidelines (Guidelines) has been developed with the overriding principle of ensuring corporations manage their business (es) in the long-term interests of shareholders and be good stewards of long-term capital while being free from the influence of conflicts of interest.
Sprucegrove subscribes to third party information services to assist and supplement its own research and proxy deliberations, however Sprucegrove retains complete authority for voting all proxies. Generally, its policy is to vote all meetings and all proposals consistently for all clients. Select clients may also provide their own guidelines for consideration during its voting deliberation, however the ultimate voting decision rests with Sprucegrove.
The Policy is designed to address potential material conflicts of interest, which is principally addressed through set guidelines for various common proposals. Any departure from the voting Guidelines must be documented and approved by Sprucegrove’s Risk & Compliance Department in advance of voting. When Sprucegrove votes against the company’s recommendation(s), Sprucegrove communicates with management as to the reason(s) why.
Investment Operations Proxy Administrator
Sprucegrove's proxy voting process is administered by its Proxy Administrator, which is part of its Investment Operations Department. Procedural oversight is provided by Sprucegrove's Risk & Compliance Department.

Role of Third Parties
Sprucegrove subscribes to advisory and other proxy voting services provided by Pension Investment Research Consultants (PIRC) and Institutional Shareholder Services, Inc. (ISS). These proxy advisory services provide independent analysis and recommendations regarding various companies' proxy proposals. This information serves to supplement Sprucegrove’s proprietary research and ultimately Sprucegrove's portfolio managers are responsible for voting decisions in accordance with the Guidelines.
Voting Process
Sprucegrove uses its Guidelines for direction. Each situation is unique and the Guidelines are not intended to be a set of rigid rules. Application of professional judgement and experience to make decisions that are in the best interest of its clients is vital to the proxy voting process.
The Guidelines cover Sprucegrove's approach to governance and sustainability matters including the following areas:
• General Matters
• Board of Directors
• Management and Director Compensation
• Takeover Protection
• Shareholder Rights
• Shareholder / Stakeholder Proposals
• Auditors
• ESG proposals
Sprucegrove’s Portfolio Managers are responsible for final decision-making as it relates to proxy voting. In evaluating each proxy, Portfolio Managers follow the Guidelines, while also considering proprietary and third party analysis, as well as discussions with company management.
Sprucegrove’s Proxy Administrator oversees the administration of proxy voting, including recordkeeping and awareness of stated Guidelines for each proposal. Where voting recommendations are inconsistent with the Guideline, the Proxy Administrator ensures that Risk & Compliance Department approval has been obtained prior to casting such votes.
Sprucegrove may choose not to vote a proxy or may be unable to vote a proxy in certain situations, such as:
• Where fees imposed upon the exercise of a vote outweigh the benefit of voting;
• Legal barriers to voting, including potential share-blocking or reregistration which may impact Sprucegrove’s ability to settle investment trades;
• Sprucegrove has sold shares prior to the meeting date;
• Sprucegrove believes it is not in the best interest of the client to vote.
Conflicts of Interest
Portfolio Managers are responsible for identifying potential conflicts of interest that may arise in the proxy voting process. In instances where a potential conflict exists, the Portfolio Managers will refer the matter to Sprucegrove’s Board of Directors for resolution, which may include obtaining client consent before voting.
Environmental, Social Responsibility and Ethical Considerations
Sprucegrove is a Principles for Responsible Investing (PRI) signatory. As an institutional investor, Sprucegrove has adopted the six principles of the PRI charter where consistent with its fiduciary responsibilities. Sprucegrove’s Guidelines includes Environmental, Social and Corporate Governance (ESG) considerations, which outlines its approach to ESG. Sprucegrove may take ESG into consideration when voting, and, consistent with its fiduciary duty, vote proposals in the best interests of clients. Sprucegrove believes that corporations that adhere to high ESG standards should be ceteris paribus good long-term investments.

Review of Policies and Guidelines
The proxy voting policies and the Guidelines are reviewed at least annually.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 046B 102020